UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 31, 2018

General Steel Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-33717	41-2079252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 106, Tower H,
Phoenix Place, Shuguangxili,
Chaoyang District, Beijing, China 100028

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	+ 86 (10) 58667723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 31, 2018, General Steel Holdings, Inc. (the “Registrant”), entered into a Share Exchange Agreement (the “Agreement”) with Fresh Human Global Ltd., a Cayman Islands corporation (“FH”) and Hummingbird Holdings Limited, the sole shareholder of FH (“Hummingbird”) holding one share of FH. Pursuant to the terms of the Agreement, Hummingbird exchanged its equity interest in FH for 4,175,095  shares of restricted stock (the “Shares”) of the Registrant (the “Exchange”). As a result of the Exchange, FH is now a wholly-owned subsidiary of the Registrant. FH was valued at $4,175,095.

The transactions contemplated by the Agreement are related party transactions. Hummingbird is a shareholder of the Registrant, holding 51.1% of the Registrant’s outstanding common stock and through ownership of the Registrant’s Series A Preferred Stock has voting power of 30% of the combined voting power of our common stock and preferred stock, and as a result of the Exchange, Hummingbird now holds 55.5 % of the common stock of the Registrant. The consideration for the Exchange was based on an arms-length transaction and represents the anticipated value of the Registrant on a consolidated basis with FH.

FH is the sole shareholder of Tuotuo River HK Limited, a Hong Kong limited liability company, which through various contractual arrangements between Tuotuo’s wholly-owned subsidiary Beijing Qianhaitong Technology Development Co., Ltd. and Beijing Ouruixi Medical Technology Co., Ltd., a PRC entity and its shareholders is in the business of cell research, development, storage and cell culture service in the People’s Republic of China.

The Registrant is in the business of steel-related products trading business, and as the result of the Exchange, is also in the business of cell research, development, and storage and cell culture service in the PRC.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.02.

The Shares issued pursuant to the Agreement were issued in reliance on an exemption from registration under Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended (“Regulation S”). The basis for the availability of this exemption include the facts that the sale of the Shares was made to non-U.S. person (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of FH shall be filed as an amendment to this Current Report on Form 8-K by March 16, 2019.

(b) Pro Forma.

The proforma financial statements shall be filed as an amendment to this Current Report on Form 8-K by March 16, 2019.

(d) Exhibits.

Exhibit No.	Description

10.1	Share Exchange Agreement, dated as of December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL STEEL HOLDINGS, INC.

	By:	/s/ John Chen
		Name:	John Chen
		Title:	Chief Financial Officer
Dated: January 31, 2019